                                                                 EXHIBIT 10.5.2

================================================================================


                          FIRST SUPPLEMENTAL INDENTURE

                            Dated as of May 19, 2003

                                     among

                         FUND AMERICAN COMPANIES, INC.,
                     WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                      and

                        BANK ONE, NATIONAL ASSOCIATION,

                                   AS TRUSTEE

                       Supplementing the Senior Indenture
                            Dated as of May 19, 2003


================================================================================

     FIRST SUPPLEMENTAL INDENTURE, dated as of May 19, 2003 (the "SUPPLEMENTAL INDENTURE"), by and among FUND AMERICAN COMPANIES, INC., a Delaware corporation (the "COMPANY") having its principal office at 370 Church Street, Guilford, Connecticut 06437, WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda, as Guarantor (the "GUARANTOR"), having its principal office at 80 South Main Street, Hanover, New Hampshire 03755-2053, and Bank One, National Association, as trustee (the "TRUSTEE").

     WHEREAS, the Company and the Guarantor executed and delivered the Indenture to the Trustee to provide for the future issuance of its Securities, to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided;

     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 5.875% Senior Notes due 2013 (the "NOTES"), the form of such Notes and the terms, provisions and conditions thereof to be as provided in the Indenture and this First Supplemental Indenture; and

     WHEREAS, the Company and the Guarantor desire and have requested the Trustee to join with them in the execution and delivery of this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument, enforceable in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, and the Guarantees endorsed thereon, when executed by the Guarantor, the legal, valid and binding obligations of the Company and the Guarantor, as the case may be, have been performed and fulfilled, and the execution and delivery of this First Supplemental Indenture and the Notes have been in all respects duly authorized.

     NOW, THEREFORE, in consideration of the purchase and acceptance of the Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form of the Notes and the terms, provisions and conditions thereof, the Company and the Guarantor, as the case may be, covenant and agree with the Trustee as follows:

                                   ARTICLE 1
                   GENERAL TERMS AND CONDITIONS OF THE NOTES

     Section 1.01. There shall be and are hereby authorized a series of Securities designated the "5.875% Senior Notes due 2013".

     Section 1.02. The Notes shall be initially limited in aggregate principal amount to $700,000,000. Without the consent of the Holders of the Notes, the aggregate principal amount of the Notes may be increased in the future, on the same terms and conditions and with the same CUSIP number as the Notes have, so that such additional notes and the outstanding Notes shall form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture. The Notes shall mature and the principal thereof shall be due and payable, together with all accrued and unpaid interest thereon on May 15, 2013.

     Section 1.03. The Notes shall be initially issued as Global Securities. Principal and interest on the Notes issued in certificated form will be payable, the transfer of such Notes will be registrable and such Notes will be exchangeable for Notes bearing identical terms and provisions at the office or agency of the Company in the Borough of Manhattan, The City and State of New York provided for that purpose and transfers of the Notes will also be registrable at any of the Company's other offices or agencies as the Company may maintain for that purpose; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register and that the payment of principal with respect to the Notes will only be made upon surrender of the Notes to the Trustee.

     Section 1.04. (a) Each Note will bear interest at a rate of 5.875% per annum from May 19, 2003 until the principal thereof becomes due and payable, payable semi-annually in arrears on May 15 and November 15 of each year (each, an "INTEREST PAYMENT DATE", commencing on November 15, 2003), to the person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which, except as set forth below, shall be the May 1 or November 1, as the case may be, preceding the Interest Payment Date with respect to such interest installment.

     (b) Any installment of interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder of a Note on such Regular Record Date and may be paid to the person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof to be given to the registered holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     (c) The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

     Section 1.05. The Notes are not entitled to any sinking fund.

                                   ARTICLE 2
                        OPTIONAL REDEMPTION OF THE NOTES

     Section 2.01. The Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (other than accrued interest) on the Notes being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Notes will not be subject to any sinking fund provision.

     "TREASURY RATE" means, with respect to any redemption date for the Notes, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

     "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Company after consultation with the Trustee.

     "COMPARABLE TREASURY PRICE" means, with respect to any redemption date for the Notes, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that redemption date, or (B) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all the Reference Treasury Dealer Quotations obtained.

     "REFERENCE TREASURY DEALER" means (1) each of Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC and, in each case, their respective successors; provided, however, that if any of them ceases to be a primary U.S.

Government securities dealer in New York City, the Company shall appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.

     "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

                                   ARTICLE 3
                                   AMENDMENTS

     Section 3.01. Section 501(4) of the Indenture is hereby amended, solely with respect to the Notes, by deleting the number "90" and substituting in its place the number "60".

     Section 3.02. Section 501 of the Indenture is hereby amended, solely with respect to the Notes, by adding the following new additional Event of Default pursuant to Section 501(8):

default under any mortgage, indenture or instrument evidencing or securing Debt for money borrowed by the Company or the Guarantor or any of their respective Subsidiaries, whether such Debt or guarantee now exists, or is created after the date of this Indenture, which default results in the acceleration of the payment of such Debt or constitutes the failure to pay the principal of such Debt when due (after giving effect to any applicable grace period provided in such Debt) (a "PAYMENT DEFAULT") and, in each case, the total amount of any such Debt has an aggregate principal amount greater than $25.0 million.

     Section 3.03. Section 602 of the Indenture is hereby amended, solely with respect to the Notes, by deleting both of the numbers "90" and substituting in their place the numbers "60".

     Section 3.04. Section 1006 of the Indenture is hereby amended, solely with respect to the Notes, by deleting the number "15%" in the second paragraph and substituting in its place the number "10%".

     Section 3.05. Section 1007 of the Indenture is hereby amended, solely with respect to the Notes, by deleting the word "five" in clause (ii) of the first sentence and substituting in its place the word "three".

                                   ARTICLE 4
                               FORM OF THE NOTES

     Section 4.01. The Notes are to be issued on two certificates substantially in the form of Exhibits A and B, respectively. The Trustee's Certificate of Authentication to be endorsed thereon and the Notation of Guarantee of the Securities shall be substantially in the form set forth in Sections 203 and 205 of the Indenture, respectively.

                                   ARTICLE 5
                          ORIGINAL ISSUE OF THE NOTES

     Section 5.01. The Notes in the initial aggregate principal amount equal to $700,000,000, may, upon execution of this First Supplemental Indenture, be executed by the Company, with the Guarantee endorsed thereon executed by the Guarantor, and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery the said Notes to or upon a Company Order.

                                   ARTICLE 6
                            MISCELLANEOUS PROVISIONS

     Section 6.01. Except as otherwise expressly provided in this First Supplemental Indenture or in the form of the Notes or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of the Notes that are defined in the Indenture shall have the several meanings respectively assigned to them therein.

     Section 6.02. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed. This First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

     Section 6.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

     Section 6.04. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                                  FUND AMERICAN COMPANIES, INC.


                                                  By:  /s/ Kernan V. Oberting
                                                       -------------------------
                                                       Name:  Kernan V. Oberting
                                                       Title: Vice President


                                                  WHITE MOUNTAINS INSURANCE
                                                    GROUP, LTD., as Guarantor


                                                  By:  /s/ Dennis Beaulieu
                                                       -------------------------
                                                       Name:  Dennis Beaulieu
                                                       Title: Secretary


                                                  BANK ONE, NATIONAL
                                                    ASSOCIATION, as Trustee


                                                  By:  /s/ Mary R. Fonti
                                                       -------------------------
                                                       Name:  Mary R. Fonti
                                                       Title: Vice President

                                    Exhibit A

                    Form of the 5.875% Senior Notes due 2013

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                                                             CUSIP No. 36077BAA5
                                                                    $350,000,000

No.001

                           5.875% Senior Note due 2013

          Fund American Companies, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED AND FIFTY MILLION Dollars on May 15, 2013.

          Interest Payment Dates: May 15 and November 15, commencing November 15, 2003.

          Record Dates: May 1 and November 1.
          Additional provisions of this Security are set forth on the reverse side of this Security.

Dated:  May 19, 2003

                                              FUND AMERICAN COMPANIES, INC.
                                               by

                                                 -------------------------------
                                                 Name:
                                                 Title:

                              NOTATION OF GUARANTEE

          White Mountains Insurance Group, Ltd., a company existing under the law of Bermuda (the "Guarantor", which term includes any successor thereto under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Twelve of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of this Security and the Indenture.

          The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

          The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

Dated: May 19, 2003

                                           WHITE MOUNTAINS INSURANCE GROUP, LTD.
                                            by

                                              ----------------------------------
                                              Name:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: May 19, 2003

                                                BANK ONE, NATIONAL
                                                ASSOCIATION
                                                 as Trustee,

                                                 by

                                                 -------------------------------
                                                 Authorized Signatory

                           5.875% Senior Note due 2013

                               REVERSE OF SECURITY

1. INTEREST
          Fund American Companies, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually in arrears on May 15 and November 15 of each year, commencing November 15, 2003. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 19, 2003. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the same rate per annum payable on the principal of this Security.

2. METHOD OF PAYMENT
          The Company will pay interest on the Securities (except overdue interest) to the Persons who are registered Holders of Securities at the close of business on May 1 or November 1 next preceding the Interest Payment Date even if Securities are canceled after the Regular Record Date and on or before the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. PAYING AGENT AND REGISTRAR
          Initially, Bank One, National Association (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4. INDENTURE
          The Company issued the Securities under an Indenture dated as of May 19, 2003, as supplemented by the First Supplemental Indenture dated as of May 19, 2003

(together, the "Indenture"), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

          The Securities are general unsecured obligations of the Company. The Indenture contains covenants that limit the ability of the Company and its Subsidiaries to grant Liens; enter into Sale/Leaseback Transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its Subsidiaries. These covenants are subject to important exceptions and qualifications set forth in the Indenture.

5. OPTIONAL REDEMPTION
          The Securities are redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (other than accrued interest) on the Securities being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, any interest accrued but not paid to the date of redemption.

6. NOTICE OF REDEMPTION
          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of Securities to be redeemed, at his address appearing in the Security Register. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

7. GUARANTEE
          The payment by the Company of the principal of, and premium and interest on, the Securities is irrevocably and unconditionally guaranteed on a senior basis by the Guarantor.

8. DENOMINATIONS; TRANSFER; EXCHANGE
          The Securities are in registered form in denominations of $1,000 principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes or other governmental charge that may be imposed in connection with any transfer or exchange of Securities or permitted by the Indenture. The Company need not issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption and ending at the close of business on the date of such mailing, or transfer or exchange any Security selected for redemption in whole or in part, except for the portion of such Security not selected for redemption.

9. PERSONS DEEMED OWNERS
          The person in whose name any Security is registered in the Security Register may be treated as the owner of it for all purposes.

10. UNCLAIMED MONEY
          The Trustee and any paying agent shall pay to the Company or the Guarantor upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to such money must look to the Company or the Guarantor for payment as general creditors and all liability of the Trustee or such paying agent with respect to such money shall thereupon cease.

11. DISCHARGE AND DEFEASANCE
          Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company or the Guarantor irrevocably deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity or redemption, as the case may be.

12. AMENDMENT, WAIVER
          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, and any past default or compliance with any covenant or condition may be waived with the consent of the Holders of at least a majority in principal amount of the Securities then Outstanding. Without notice to or the consent of any Holder, the parties thereto may supplement the Indenture to, among other things, cure any ambiguity, correct or supplement any inconsistency or make any other provisions with respect to matters or questions arising thereunder, provided that such change does not adversely affect the interest of any Holder.

13. DEFAULTS AND REMEDIES
          The events of default and remedies specified in the Indenture apply to the Securities. If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare all the Securities to be due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power.

14. TRUSTEE DEALINGS WITH THE COMPANY
          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee.

15. BENEFITS OF INDENTURE
          Nothing in the Indenture or in the Securities, express or implied, shall give to any Person, other than the Company, the Guarantor, the Trustee and their successors thereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under the Indenture.

16. AUTHENTICATION
          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. ABBREVIATIONS
          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18. CUSIP NUMBERS
          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. GOVERNING LAW
          THIS SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture. Requests may be made to:

          White Mountains Insurance Group, Ltd.
          80 South Main Street
          Hanover, NH 03755-2053
          Attention: General Counsel

                                    Exhibit B

                    Form of the 5.875% Senior Notes due 2013

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                                                             CUSIP No. 36077BAA5
                                                                    $350,000,000

No.002

                           5.875% Senior Note due 2013

          Fund American Companies, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED AND FIFTY MILLION Dollars on May 15, 2013.

          Interest Payment Dates: May 15 and November 15, commencing November 15, 2003.

          Record Dates: May 1 and November 1.
          Additional provisions of this Security are set forth on the reverse side of this Security.

Dated: May 19, 2003

                                               FUND AMERICAN COMPANIES, INC.
                                                by

                                                  ------------------------------
                                                  Name:
                                                  Title:

                              NOTATION OF GUARANTEE

          White Mountains Insurance Group, Ltd., a company existing under the law of Bermuda (the "Guarantor", which term includes any successor thereto under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Twelve of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of this Security and the Indenture.

          The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

          The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

Dated: May 19, 2003

                                           WHITE MOUNTAINS INSURANCE GROUP, LTD.
                                            by

                                              ----------------------------------
                                              Name:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: May 19, 2003

                                                       BANK ONE, NATIONAL
                                                       ASSOCIATION
                                                        as Trustee,

                                                        by

                                                        ------------------------
                                                        Authorized Signatory

                           5.875% Senior Note due 2013

                               REVERSE OF SECURITY

1. INTEREST
          Fund American Companies, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually in arrears on May 15 and November 15 of each year, commencing November 15, 2003. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 19, 2003. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the same rate per annum payable on the principal of this Security.

2. METHOD OF PAYMENT
          The Company will pay interest on the Securities (except overdue interest) to the Persons who are registered Holders of Securities at the close of business on May 1 or November 1 next preceding the Interest Payment Date even if Securities are canceled after the Regular Record Date and on or before the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. PAYING AGENT AND REGISTRAR
          Initially, Bank One, National Association (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4. INDENTURE
          The Company issued the Securities under an Indenture dated as of May 19, 2003, as supplemented by the First Supplemental Indenture dated as of May 19, 2003

(together, the "Indenture"), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

          The Securities are general unsecured obligations of the Company. The Indenture contains covenants that limit the ability of the Company and its Subsidiaries to grant Liens; enter into Sale/Leaseback Transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its Subsidiaries. These covenants are subject to important exceptions and qualifications set forth in the Indenture.

5. OPTIONAL REDEMPTION
          The Securities are redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (other than accrued interest) on the Securities being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, any interest accrued but not paid to the date of redemption.

6. NOTICE OF REDEMPTION
          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of Securities to be redeemed, at his address appearing in the Security Register. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

7. GUARANTEE
          The payment by the Company of the principal of, and premium and interest on, the Securities is irrevocably and unconditionally guaranteed on a senior basis by the Guarantor.

8. DENOMINATIONS; TRANSFER; EXCHANGE
          The Securities are in registered form in denominations of $1,000 principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Company may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes or other governmental charge that may be imposed in connection with any transfer or exchange of Securities or permitted by the Indenture. The Company need not issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption and ending at the close of business on the date of such mailing, or transfer or exchange any Security selected for redemption in whole or in part, except for the portion of such Security not selected for redemption.

9. PERSONS DEEMED OWNERS
          The person in whose name any Security is registered in the Security Register may be treated as the owner of it for all purposes.

10. UNCLAIMED MONEY
          The Trustee and any paying agent shall pay to the Company or the Guarantor upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to such money must look to the Company or the Guarantor for payment as general creditors and all liability of the Trustee or such paying agent with respect to such money shall thereupon cease.

11. DISCHARGE AND DEFEASANCE
          Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company or the Guarantor irrevocably deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity or redemption, as the case may be.

12. AMENDMENT, WAIVER
          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, and any past default or compliance with any covenant or condition may be waived with the consent of the Holders of at least a majority in principal amount of the Securities then Outstanding. Without notice to or the consent of any Holder, the parties thereto may supplement the Indenture to, among other things, cure any ambiguity, correct or supplement any inconsistency or make any other provisions with respect to matters or questions arising thereunder, provided that such change does not adversely affect the interest of any Holder.

13. DEFAULTS AND REMEDIES
          The events of default and remedies specified in the Indenture apply to the Securities. If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare all the Securities to be due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power.

14. TRUSTEE DEALINGS WITH THE COMPANY
          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee.

15. BENEFITS OF INDENTURE
          Nothing in the Indenture or in the Securities, express or implied, shall give to any Person, other than the Company, the Guarantor, the Trustee and their successors thereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under the Indenture.

16. AUTHENTICATION
          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. ABBREVIATIONS
          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18. CUSIP NUMBERS
          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. GOVERNING LAW
          THIS SECURITY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture. Requests may be made to:

          White Mountains Insurance Group, Ltd.
          80 South Main Street
          Hanover, NH 03755-2053
          Attention: General Counsel